Registration No. 33 - 49808
                                        Investment Company Act File No. 811-6727

    As filed with the Securities and Exchange Commission on September 2, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                        |X|
                        Pre-Effective Amendment No. _____                    |_|
                         Post-Effective Amendment No. 18                     |X|
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    |X|
                                Amendment No. 19
                        (Check Appropriate Box or Boxes)

                              DOMINION FUNDS, INC.
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               (Exact Name of Registrant as Specified in Charter)

                            35955 Huntland Farm Road
                              Middleburg, VA 20117
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                    (Address of principal Executive Offices)

                                 (800) 416-2053
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              (Registrant's Telephone Number, Including Area Code)

                                  Paul Dietrich
                            35955 Huntland Farm Road
                              Middleburg, VA 20117
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                     (Name and Address of Agent for Service)

                                   Copies to:
                            Frederick C. Summers, III
                           A Professional Corporation
                         8235 Douglas Avenue, Suite 1111
                               Dallas, Texas 75225

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

            It is proposed that this filing will become effective:
            |_|   immediately upon filing pursuant to paragraph (b)
            |_|   on ____________ pursuant to paragraph (b)
            |X|   60 days after filing pursuant to paragraph (a)(1)
            |_|   on (date) pursuant to paragraph (a)(1)
            |_|   75 days after filing pursuant to paragraph (a)(2)
            |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     [LOGO]
                                 SHEPHERD FUNDS

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                       THE SHEPHERD LARGE CAP GROWTH FUND
                  (formerly, THE DOMINION INSIGHT GROWTH FUND)

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                                   PROSPECTUS

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                                 ________, 2005

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            The Shepherd Large Cap Growth Fund (formerly The
            Dominion Insight Growth Fund) is a mutual fund whose only investment objective is growth of capital. The Fund will invest primarily in equity securities which management believes have a good potential for capital growth. The Fund's portfolio is managed by Foxhall Capital Management, Inc. The net assets and the return of the Fund will fluctuate depending on market conditions and other factors. Prospective investors should read and retain this Prospectus for future reference.

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            The Securities and Exchange Commission has not approved
            or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                     Shares of the Fund are offered through

                         CULLUM & BURKS SECURITIES, INC.

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

                                TABLE OF CONTENTS

                                                                            Page

FUND SUMMARY..................................................................3
FUND EXPENSES.................................................................5
FINANCIAL HIGHLIGHTS..........................................................6
INVESTMENT OBJECTIVE AND STRATEGY.............................................7
RISK FACTORS..................................................................8
PORTFOLIO HOLDINGS INFORMATION................................................8
INVESTMENT ADVISORY AND OTHER SERVICES........................................9
PURCHASE OF SHARES...........................................................10
REDEMPTION OF SHARES.........................................................13
EXCHANGE PRIVILEGE...........................................................15
DISTRIBUTIONS AND TAXES......................................................16
SHAREHOLDER SERVICES AND REPORTS.............................................18
PRIVACY POLICY...............................................................19

                       THE SHEPHERD LARGE CAP GROWTH FUND
                   (formerly THE DOMINION INSIGHT GROWTH FUND)

                                  FUND SUMMARY

Investment Objective

      The Shepherd Large Cap Growth Fund (formerly the Dominion Insight Growth
Fund) is a mutual fund whose only investment objective is growth of capital.

Principal Investment Strategy and Policies

      Foxhall Capital Management, Inc. (the "Advisor") became the investment advisor of the Fund on November 1, 1999. Through the Advisor, the Fund will invest in a diversified portfolio of common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies that the Fund's investment advisor believes have a good potential for capital growth. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500, which as of the date of this Prospectus was approximately $5 billion to $285 billion. The investment advisor uses a bottom-up approach to choosing investments, emphasizing a stock selection process favoring positions in leading U.S. companies that are global leaders in their industry. These global U.S. companies generally have high returns on equity, dominant competitive positions, pricing power and predictable and consistent earnings growth. These stocks typically demonstrate considerably higher growth in earnings, dividends, reinvestment rates and high rates of free cash flow generation.

      The Fund does not concentrate in any sector or industry.

      The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American values. To that end, the Fund's advisor uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values such as the respect for human life and dignity, responsible management, and environmental stewardship, while avoiding industries and activities like abortion, pornography, gambling, alcohol and tobacco production. The Fund also seeks to identify and invest in those companies that support traditional pro-family values. See "Investment Selection Process".

Main Risks

      Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, interest rate fluctuations, or economic developments. The Fund is subject to this risk of market volatility. Loss of money is a risk of investing in the Fund.

      The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

      Other than company-specific problems, the factor most likely to hurt Fund performance would be a sharp increase in interest rates, which generally causes equity prices to fall.

      The Fund may be suitable for the more aggressive section of an investor's portfolio. It's designed for people who want to grow their capital over the long term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

Performance

The first chart below shows annual total returns for the Fund. The second compares Fund performance with that of the S&P 500(R), the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 is used for comparison to reflect the Fund's strategy of investing primarily in large cap stocks. These charts will give you some idea of the risks involved in investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's performance to the performance of a market index over time. Sales loads are not reflected in these charts and, if they were reflected, returns would be less than those shown. As with all mutual funds, the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

             Year-by-year total return as of December 31 each year

   [The following table was depicted as a bar chart in the printed material.]

                        1995       64.79%
                        1996       11.24%
                        1997        1.66%
                        1998       27.28%
                        1999       75.40%
                        2000      (27.23)%
                        2001      (43.41)%
                        2002      (37.18)%
                        2003       25.17%
                        2004       (1.84)%

During the periods shown in the chart, the highest return for a quarter was 46.86% (quarter ended December 31, 1999) and the lowest return for a quarter was -37.57% (quarter ended September 30, 2001). The year-to-date return as of June 30, 2005 was -0.06%.

                          Average Annual Total Returns

(For the periods ended December 31, 2004)

                                                                               1 Year     5 Years     10 Years
                                                                               ------     -------     --------
The Shepherd Large Cap Growth Fund
     Return Before Taxes                                                        -1.84%     -20.49%      3.02%
     Return After Taxes on Distributions                                        -1.84%     -23.38%     -2.19%
     Return After Taxes on Distributions and Sale of Fund Shares                -1.47%     -16.28%     -1.72%
S&P 500 (reflects no deduction for fees, expenses, or taxes)                     8.99%      -3.78%      9.82%

After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                  FUND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (1)                    4.75%
Maximum Deferred Sales Charge (Load)                                    None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends (and other Distributions)                        None
Redemption Fee (2)                                                      None
Exchange Fee                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (3)

Investment Management Fees                                              1.00%
Distribution (12b-l) Fees                                               None
Other Expenses (4)                                                      1.25%
Total Annual Fund Operating Expenses                                    2.25%

(1) On sales of $100,000 or more, the sales load is reduced as set forth in the section "Purchase of Shares".

(2) Redemption proceeds will be sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20.00 service charge, or can be sent by wire transfer for a $15.00 fee. See "Redemptions of Shares."

(3)   Calculated as a percentage of average daily net assets.

(4) Foundation Management Inc. is responsible for supervising the overall management and administration of the Fund, and receives for such services an annualized fee of 1.25% of the Fund's average daily net assets.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

         1 Year           3 Years        5 Years       10 Years
         ------           -------        -------       --------
          $692            $1,145          $1,623        $2,937

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). Information for the year ended June 30, 2005 was audited by the Fund's independent registered public accounting firm, Sanville & Company, whose report, along with the Fund's financial statements, are included in the Annual Report. The financial highlights for the periods ended prior to June 30, 2005 were audited by previous auditors.

                                                                             For the years ended June 30,
----------------------------------------------------------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    3.52        $    3.31        $    3.42        $    5.59            25.47
----------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment loss                                    (0.04)           (0.05)           (0.04)           (0.08)           (0.24)
  Net realized and unrealized
     gain (loss) on investments                           0.13             0.26            (0.07)           (2.09)           (9.93)
                                                     ---------        ---------        ---------        ---------        ---------
Total from investment operations                          0.09             0.21            (0.11)           (2.17)          (10.17)
----------------------------------------------------------------------------------------------------------------------------------

Less distributions                                          --               --               --               --            (9.71)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of  period                      $    3.61        $    3.52        $    3.31        $    3.42        $    5.59
----------------------------------------------------------------------------------------------------------------------------------

Total Return (a)                                          2.56%            6.34%           (3.22)%         (38.82)%         (53.85)%
----------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net assets, end of period (000's)                    $   6,380        $   4,990        $   3,739        $   3,615        $   6,994
Ratio of expenses to average net assets                   2.25%            2.25%            2.25%            2.25%            2.25%
Ratio of net investment loss to average
   net assets                                            (1.28)%          (1.37)%          (1.33)%          (1.94)%          (2.03)%
Portfolio turnover rate                                 487.33%          258.84%          235.79%           99.77%           19.96%
----------------------------------------------------------------------------------------------------------------------------------

(a) Sales load is not reflected in total return

                        INVESTMENT OBJECTIVE AND STRATEGY

      INVESTMENT OBJECTIVE. The only investment objective of the Fund is growth of capital. The Fund's investment objective may not be changed without shareholder approval.

      PRINCIPAL INVESTMENT STRATEGY. Foxhall Capital Management, Inc. (the "Advisor") became the investment advisor of the Fund on November 1, 1999. Through the Advisor, the Fund will invest in a diversified portfolio of common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies that the Fund's investment advisor believes have a good potential for capital growth. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500, which as of the date of this Prospectus was approximately $5 billion to $285 billion. The investment advisor uses a bottom-up approach to choosing investments, emphasizing a stock selection process favoring positions in leading U.S. companies that are global leaders in their industry. These global U.S. companies generally have high returns on equity, dominant competitive positions, pricing power and predictable and consistent earnings growth. These stocks typically demonstrate considerably higher growth in earnings, dividends, reinvestment rates and high rates of free cash flow generation.

      The Fund does not concentrate in any sector or industry.

      INVESTMENT SELECTION PROCESS. As the investment advisor, the Advisor makes the investment decisions for the Fund. Investments are selected on the basis of their ability to contribute to the dual goals of financial soundness and social criteria. Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social screening criteria.

      The Advisor will seek to invest in leading US companies that are global leaders in their industries and which have consistently high returns on equity and earnings per share growth. The Advisor will then attempt to purchase a stock at an attractive price/earnings ratio relative to its earnings growth rate. The Advisor also takes into consideration a stock's relative strength to the market.

      SOCIALLY RESPONSIBLE INVESTMENT CRITERIA. The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American values. To that end, the Fund's advisor uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values such as the respect for human life and dignity, responsible management, and environmental stewardship, while avoiding industries and activities like abortion, pornography, gambling, alcohol and tobacco production. The Fund also seeks to identify and invest in those companies that support traditional pro-family values.

      The Fund seeks to avoid investing in companies that the Advisor determines to be engaged in, or to be making charitable contributions to organizations that support, the pornography, gambling, alcohol, tobacco, or abortion industries, as well as companies that make contributions to political organizations that undermine traditional American family values. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Advisor. The Board of Directors may change any social criteria without shareholder approval.

      In times of adverse equity markets in the investment advisor's judgment, the Fund may take temporary defensive positions in U.S. Treasury bills and commercial paper of major U.S. corporations. This could reduce the benefit from an upswing in the market, and the Fund may not achieve its investment objective when it is so invested.

            The Fund may sell a security when the advisor believes that (1) the company's financial fundamentals or prospects for growth have deteriorated; (2) there has been a change in the company's business model; or (3) the advisor has identified a better investment opportunity. The Fund may also sell a security if the issuing company engages in activities that are inconsistent with the advisor's social screening criteria.

                                  RISK FACTORS

      STOCK MARKET VOLATILITY. Stock values fluctuate in response to issuer, political, market and economic developments. Stock prices can fluctuate dramatically in response to these developments.

      SECTOR RISK. Different parts of the market can react differently to these developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

      COMPANY RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

      INTEREST RATE CHANGES. The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.

      PORTFOLIO TURNOVER. The annual portfolio turnover rate is the number of times the Fund's portfolio securities are replaced in a period of one year. The portfolio turnover rate for the Fund increased from 258.84% for the fiscal year ended June 30, 2004 to 487.33% for the fiscal year ended June 30, 2005. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs that the Fund must pay, and may result in accelerated realization of capital gains for federal income tax purposes.

                         PORTFOLIO HOLDINGS INFORMATION

      A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The SAI is also available by contacting the Fund at (800) 416 2053.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Fund has an Investment Advisory Agreement with Foxhall Capital Management, Inc. (the "Advisor"), whose address is 1630 Duke Street, Suite 200 Alexandria, Virginia 22314, to act as its investment advisor. The Investment Advisory Agreement was effective November 1, 1999. The Advisor provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

      The Advisor also serves as investment adviser to certain private accounts, managing over $300 million of investments for private investors and institutions throughout the United States. The Advisor has no previous experience in advising a mutual fund, other than to advise the Fund since November 1, 1999.

      Paul Dietrich, Chairman and Managing Director of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Dietrich was the Founder of Meridian Emerging Markets, Ltd., one of the leading providers of global emerging markets company financial information. With offices in New York, Boston, London and Princeton, Meridian collects, compiles, and distributes fundamental financial data on all of the largest publicly traded companies in over 56 emerging markets. Mr. Dietrich has also been an investment adviser to a Bermuda-based, offshore investment fund. He is an international corporate attorney and was formerly associated with two Washington, DC law firms, Squire, Sanders & Dempsey, and Jones, Day, Reavis & Pogue. The SAI provides additional information about Mr. Dietrich's compensation, other accounts managed by Mr. Dietrich, and Mr. Dietrich's ownership of securities in the Fund.

      The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. Subject to their authority, the Advisor is responsible for supervising the Fund's investments and for conducting its investment program, and in connection therewith performing or causing to be performed by others the following services: (i) furnishing to the Fund investment advice and recommendations, and (ii) supervising the purchase and sale of securities as directed by appropriate Fund officers.

      The Fund has an Administration Agreement with Foundation Management, Inc. (the "Administrator"), whose address 35955 Huntland Farm Road, Middleburg, VA 20117. Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Company, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

      Eton Court Asset Management, Ltd. is the parent company of the Advisor. The Administrator is owned by Paul Dietrich, who in turn owns all of Eton Court Asset Management, Ltd.

      Fund Services, Inc. serves as transfer agent for the purpose of recording the transfer, issuance and redemption of shares of the Fund, transferring shares of the Fund, disbursing dividends and other distributions to shareholders, mailing shareholder information and receiving and responding to various shareholder inquiries. Commonwealth Fund Accounting, Inc., an affiliate of Fund Services, Inc., provides accounting services to the Fund. Commonwealth Shareholder Services, Inc., an affiliate of Fund Services, Inc., provides administration services to the Fund. All costs associated with such services performed by Fund Service, Inc., Commonwealth Fund Accounting, Inc. and Commonwealth Shareholder Services, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

      In addition to the fees to be paid to the Advisor and the Administrator, the Fund pays all broker commissions in connection with its portfolio transactions, together with all other expenses incurred by the Fund except to the extent such other expenses are required to be paid by the Administrator. In this connection, the Administrator has agreed, pursuant to the Administration Agreement, to assume all expenses (hereafter defined) of the Fund. Expenses as defined are normal operating expenses, but exclude fees paid to the Advisor and the Administrator, broker commissions in connection with the Fund's portfolio transactions, interest, taxes, litigation and indemnification costs, and annual distribution plan expenses, if any.

      The Fund has entered into a Distribution Agreement with Cullum & Burks Securities, Inc. (the "Distributor"), 13355 Noel Road, Suite 1300, One Galleria Tower, Dallas, Texas 75240, pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges described in the section "Purchase of Shares".

      The Administrator may use its administration fee revenues, as well as its past profits or its resources from any other source, to pay the Distributor for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Administrator, directly or through the Distributor, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. The Board of Directors of the Fund has determined that such payments are authorized under the Fund's Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. To receive payments made pursuant to a Distribution Plan, intermediaries must sign the appropriate agreement with the Distributor in advance.

      It is expected that the Advisor will place all orders for the Fund's portfolio securities transactions with the Distributor. The Distributor intends to charge the Fund $.10 per share for all portfolio transactions effected on behalf of the Fund. With respect to securities traded on a stock exchange, such commissions are subject to the requirement that they be reasonable and fair compared to commissions received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. With regard to securities traded over-the-counter, such commissions are subject to a maximum amount of 1% of the purchase or sale price of the securities. Although the Advisor is generally required to effect execution of the Fund's securities transactions at the most favorable price, the Advisor may take various additional factors into consideration, including, with respect to the Distributor, the fact that the Distributor has sold or is selling shares of the Fund. Accordingly, the prices to the Fund for its portfolio trades effected through the Distributor may be less favorable than those available from other broker-dealers, or than prices that could be obtained by placing the trades directly with the market maker. The Board of Directors of the Company has allowed portfolio transactions to be directed to the Distributor based on its determination that the Fund is receiving "best price and execution" with respect to such transactions, taking into account such factors as the Board deems appropriate.

                               PURCHASE OF SHARES

      The Fund's shares are continuously offered through Cullum & Burks Securities, Inc. (the "Distributor"), the Fund's distributor, which is located at 13355 Noel Road, Suite 1300, One Galleria Tower, Dallas, Texas 75240, phone number (972) 755 0270. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and through NASD members or eligible non-NASD members who are acting as brokers or agents for investors (`brokers"). Purchases are effective at the next determined net asset value after the purchase order and accompanying payment of the public offering price for shares are received by the Fund (except as described below under "Investment by Telephone"). Brokers and dealers are responsible for promptly transmitting orders to the Distributor. The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. The minimum initial and subsequent investments are $1,000 and $100, respectively (inclusive of the applicable sales charge). In its discretion, the Fund may allow investments for less than the minimum amounts. In the case of purchases through the Automatic Investment Plan (see "Automatic Investment Plan"), the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100.

      All orders to purchase shares are subject to acceptance by the Fund, are not binding until so accepted, and are subject to ultimate collectibility of funds. The Fund ordinarily will not open an account unless the tax identification or social security number of the beneficial owner has been provided on the application to the Fund or is otherwise certified by the authorized dealer through which an account may be opened. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing Fund shareholders.

      PUBLIC OFFERING PRICE. The public offering price is the net asset value per share determined at the close of business of the New York Stock Exchange next occurring after the purchase order and accompanying payment for the shares are received by the Fund, plus the applicable sales charge. All orders must be mailed to the Distributor by dealers or investors, except that payment for shares purchased may be made by wire transfer from the investor's bank after ordering shares by telephone. Please call the Fund's transfer agent at Fund Services Inc., (800) 628 4077, for current wire transfer instructions. Shares may also be purchased by bank account debit pursuant to the Automatic Investment Plan (see "Automatic Investment Plan"). The net asset value per share is determined in the manner described below (see "Net Asset Value").

      NET ASSET VALUE. The net asset value of Fund shares is determined once daily as of the close of business of the New York Stock Exchange (the "Exchange") each day the Exchange is open, and at such other times as the Fund may determine. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value. Securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Board of Directors.

      SALES CHARGE. Sales charges are included in the public offering price. On purchases of less than $100,000, the sales charge is 4.75% of the public offering price (4.99% of the net amount invested). Sales charges are reduced on purchases or $100,000 or more as follows:

                                         Sales Charges as a Percentage of:

Amount of Investment                Public Offering Price    Net Amount Invested
$100,000 but less than $250,000             3.75%                   3.90%

250,000 but less than $500,000              2.75%                   2.83%

$500,000 but less than $1,000,000           2.25%                   2.30%

$1,000,000 or more                           None                   None

      The above scale is applicable to purchases of shares of the Fund made at one time by any "purchaser", which includes: (i) an individual, his spouse and children under the age of 21, and (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account (including pension, profit-sharing and other employee benefit trusts qualified under Section 401 of the Internal Revenue Code of 1986) although more than one beneficiary is involved. The above scale is also applicable to purchases of shares of the Fund made at one time by clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

Shares of the Fund may be sold at net asset value per share without a sales charge under certain limited circumstances described in the Statement of Additional Information under the heading "Purchase of Shares of the Fund--Certain Purchasers". To obtain additional information free of charge regarding the Fund's sales load breakpoints, contact the Fund at 35955 Huntland Farm Road, Middleburg, VA 20117, (800) 416 2053.

      LETTER OF INTENT. The above scale also is applicable to aggregate purchases of $100,000 or more (excluding any reinvestment of dividends and capital gains distributions) made by a purchaser, as defined above, within a 13-month period pursuant to a Letter of Intent. For example, a person who signs a Letter of Intent providing for a total investment in Fund shares of $100,000 over a 13-month period would be charged at the 3.75% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intent may be included thereunder if the Letter is signed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at the current offering price) of all his shares in the Fund held of record as of the date of his Letter of Intent as a credit toward determining the applicable scale of sales charge for the shares to be purchased under the Letter of Intent.

      By signing a Letter of Intent, an investor authorizes the transfer agent to restrict shares having a purchase price of 4.75% of the minimum dollar amount specified in the Letter of Intent; that is, these shares cannot be redeemed by the shareholder until the Letter of Intent is satisfied or the additional sales charges have been paid. These shares can be redeemed by the Fund to adjust the sales charge that might result from a difference in the amount intended to be invested from the amount actually invested. In any retroactive reduction in sale charge, the amount of the reduction either will be delivered to the shareholder or invested in additional shares at the lower charge, as directed by the shareholder. A Letter of Intent is not a binding obligation upon the investor to purchase, nor the Fund to sell, the full amount indicated.

      The letter of intent privilege is also available to clients of the same registered investment advisor or registered representative, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor or registered representative where provided in the Account Application.

      RIGHT OF ACCUMULATION. The above scale also applies to current purchases of shares of the Fund by a purchaser, as defined above, where the aggregate quantity of shares of the Fund previously purchased or acquired and then owned, determined at the current net asset value at the time of the subsequent purchase, plus the shares being purchased, amount to $100,000 or more, provided the Distributor is notified by such person or his dealer each time a purchase is made which would so qualify.

      The right of accumulation privilege is also available to clients of the same registered investment advisor or registered representative, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor or registered representative where provided in the Account Application.

      CONFIRMATIONS AND CERTIFICATES. After every account transaction, a shareholder receives a statement showing the details of the transaction, the number of shares held, and a record of transactions since the beginning of the year. Shares purchased are ordinarily in non-certificated form. Certificates representing shares owned are not delivered to the shareholder unless requested in writing from the transfer agent. No certificate is issued for fractional shares and no certificate is issued to a shareholder who would thereafter hold a certificate or certificates representing in the aggregate less than 30 shares (except in connection with sales or transfers of shares represented by certificates already outstanding). Certificates are issued only in like registration to that of the account. Certificates may be returned to the transfer agent at any time and the shares represented by the certificate will be credited to the shareholder's account. No charge is made for this safekeeping service.

      INVESTMENTS BY TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with certain types of retirement plans, including:

      o     Individual Retirement Accounts (IRAs) for individuals.
      o     Simplified Employee Pension Plans (SEPs) for employees.
      o     Qualified plans for self-employed individuals.
      o     Qualified corporate pension and profit sharing plans for employees.

      The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. Shareholders considering purchasing any Fund shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

      AUTOMATIC INVESTMENT PLAN. By completing the Automatic Investment Plan section of the application, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares on or about the 5th or 20th day of each month. Automatic investments are subject to the minimum investment of $100 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

      INVESTMENT BY TELEPHONE. The Fund will, at its discretion, accept purchase orders from existing shareholders by telephone, although not accompanied by payment of the shares being purchased. To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the New York Stock Exchange on that day. Payment for shares ordered in this way must be received by the Fund's transfer agent within three business days after receipt of the order. In order to make sure that payment is received on time, shareholders are encouraged to remit payment by wire or electronic funds transfer, or by overnight delivery. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares. Telephone purchase orders may not exceed four times the value of an account on the date the order is placed (shares previously purchased by telephone are included in computing such value only if payment has been received). See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

      ANTI-MONEY LAUNDERING INFORMATION. In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at
(800) 628 4077 if you need additional assistance when completing your Application.

      If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder's identity is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. Any delay in processing your order will affect the purchase price you receive for your shares. The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

      The Fund refrains from selling shares to any person residing in a country other than the United States of America. Additionally, in its discretion, the Fund may refuse to allow a person to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing.

                              REDEMPTION OF SHARES

      REDEMPTIONS BY MAIL. Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. To redeem shares, the shareholder must send to the Fund's transfer agent at Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235,
(800) 628 4077, a written redemption request, together with any outstanding certificates representing the shares to be redeemed, endorsed by the registered owner or owners, with signatures guaranteed, if required. If no certificates have been issued for the shares to be redeemed, a written request for redemption signed by the registered owner or owners of such shares must be sent to the Fund. Signature guarantees are not required for redemptions of $10,000 or less, so long as payment is to be sent to the shareholder of record at the address of record. A signature guarantee will be required if the redemption proceeds (regardless of amount) are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request. All required guarantees of signatures must be made by a national or state bank or by a member firm of a national stock exchange. If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption will be required before the request for redemption is accepted, including redemptions under $10,000. For additional information, shareholders may call the Fund's transfer agent at Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, (800) 628 4077.

      REDEMPTIONS BY TELEPHONE. All shareholders have telephone transaction privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund's transfer agent at Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, (800) 628 4077. The telephone redemption option is not available for shares held in retirement accounts sponsored by the Fund. Redemption requests may be made by telephoning the Fund at (800) 628 4077. To receive the net asset value for a specific day, a telephone redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone, if the redemption proceeds: exceed $10,000; are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request.

      All telephone transactions are recorded and written confirmations indicating the details of all telephone transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the Fund and its transfer agent may require the shareholder placing the order to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent assumes responsibility for the authenticity of instructions communicated by telephone which are reasonably believed to be genuine and which comply with the foregoing procedures. The transfer agent may be liable for losses resulting from unauthorized or fraudulent telephone instructions in the event these procedures are not followed.

      In times of extreme economic or market conditions, redeeming shares by telephone may be difficult. The Fund may terminate or modify the procedures concerning the telephone redemption at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification. The Fund may, at its own risk, waive certain of the redemption requirements described in the preceding paragraphs.

      PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by check and generally will be mailed within seven days after receipt by the Fund of a properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within seven days following the request for redemption.

      The value of Fund shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's net assets at the time of redemption. Shares are normally redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under the heading "Redemption of Shares". Redemption proceeds are sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20 service charge. A shareholder can pay the $20 by check or simply request that the charge be deducted from his account or the proceeds of such redemption. The transfer agent can only provide this service when mailing to street addresses.

      A shareholder may request that payment for redeemed shares of the Fund be made by wire transfer. Shareholders may elect to use this service on the account application or by providing the Fund with a signature guaranteed letter requesting this service and designating the bank to receive all wire transfers. A shareholder may change the predesignated bank of record by providing the Fund with written signature guaranteed instructions. Wire transfers are subject to a $1,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. There is a $15 fee for each wire payment for shares redeemed by the Fund.

      A shareholder may also request that payment for redeemed shares of a Cash Account Trust portfolio be made by wire transfer and should review the Cash Account Trust portfolio prospectus for procedures and charges applicable to redemptions by wire transfer. See below under "Exchange Privilege" for more information concerning the Cash Account Trust portfolios.

      If shares have been purchased by check or other means that are subject to final collection, the Fund does not make redemption proceeds available until such purchase has cleared the shareholder's bank, which could take up to 15 days. In addition to the foregoing restrictions, no redemption payment can be made for shares that have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares will be priced at the net asset value next determined after receipt of the request.

      Redemption may be suspended or payment postponed during any period in which the Exchange is closed (except on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the Securities and Exchange Commission permits such suspension.

      REINVESTMENT PRIVILEGE. An investor who has redeemed all or part of his shares of the Fund may reinvest all or part of the redemption proceeds, without a sales charge, if he sends a written request to the Fund or its transfer agent not more than 30 days after his shares were redeemed. The redemption proceeds will be so reinvested on the basis of the net asset value of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by an investor upon redemption of his shares of the Fund. Any gain recognized as a result of such redemption will be taxable; if redemption resulted in a loss and reinvestment is made in shares of the Fund, the loss will not be recognized.

      In addition, an investor who has exchanged all or part of his shares of the Fund for shares of the CAT Portfolio as provided below under "Exchange Privilege" may reinvest all or part of the redemption proceeds of such CAT Portfolio shares, without a sales charge.

      SMALL ACCOUNTS. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500, and the account reflects no purchases of shares, other than through reinvestments of dividends or capital gains, during the 60 days prior to the mailing of the notice of intent to redeem. The Fund will give written notice of intent to redeem 60 days prior to any such redemption. During the 60-day period following mailing of such notice, such notified shareholder may increase the value of his account through additional purchases and avoid involuntary redemption. A notice of intent to redeem will not be sent to shareholders earlier than 24 months after establishment of an account.

      MARKET TIMING. Market timing is generally defined as the excessive short-term trading of mutual funds that may be harmful to a mutual fund and its shareholders. Short-term or excessive trading into and out of a mutual fund may harm performance by disrupting investment strategies and by increasing expenses. However, the Fund's Board of Directors believes that such abuses do not pose the same level of risk as with many other mutual funds since shares of the Fund cannot be electronically traded, and therefore has not adopted policies or procedures designed to detect and deter such abusive short term trading practices with respect to the Fund.

                               EXCHANGE PRIVILEGE

      By telephoning the Fund at (800) 628 4077, or writing to the Fund's transfer agent at Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, any shareholder may exchange, without charge, any or all of his shares in the Fund for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust (the "CAT Portfolio"), separately managed, unaffiliated money market funds. Exchanges may be made only if the CAT Portfolio is registered in your state of residence. The exchange privilege with the CAT Portfolio does not constitute an offering or recommendation of the shares of the CAT Portfolio by the Fund or its transfer agent. The Distributor is compensated for services it performs with respect to the CAT Portfolios.

      It is your responsibility to obtain and read a prospectus of the CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the CAT Portfolio. You may make up to one exchange out of the Fund during the calendar month and four exchanges out of the Fund during the calendar year. This limit helps keep the Fund's net asset base stable and reduces the Fund's administrative expenses. There currently is no limit on exchanges out of the CAT Portfolio. In times of extreme economic or market conditions, exchanging Fund or CAT Portfolio shares by telephone may be difficult. See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

      Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

      An investor who has exchanged all or part of his shares of the Fund for shares of the CAT Portfolio may reinvest all or part of the redemption proceeds of such CAT Portfolio shares into the Fund without a sales charge.

      All exchanges out of the Fund into the CAT Portfolio are subject to the minimum and subsequent investment requirements of the CAT Portfolio into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund nor the CAT Portfolio, or their transfer agents or advisors, assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine. See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions. All shareholders have telephone transaction privileges to authorize exchanges unless they specifically decline this service on the account application or by writing to the Fund's transfer agent at Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, (800) 628 4077.

                             DISTRIBUTIONS AND TAXES

      DISTRIBUTION PAYMENT POLICY. The Fund intends to pay dividends at least annually out of substantially all of its investment income (minus certain required adjustments) and to make distributions at least annually of any "net capital gains". Distributions reflecting capital gains realized during each fiscal year ended June 30 normally will be declared and paid in the subsequent fiscal year. The Fund expects that its distributions will consist primarily of capital gains.

      Checks will be made payable and sent by first class mail to each shareholder's address of record unless otherwise requested on the application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund will be reinvested for such shareholder's account in full or fractional shares at the net asset value next computed after the check has been received by the transfer agent. To reduce costs to the Fund, checks outstanding and uncashed ("stale") for over 180 days may be "stop-paid" and reinvested back into the account from which they were paid at the discretion of the Fund.

      REINVESTMENT OF DISTRIBUTIONS. All income dividends and capital gains distributions, if any, will be reinvested automatically in additional shares of the Fund, without a sales charge, at the net asset value per share determined as of the next business day following the record date for each investor who does not elect on his account application to receive dividends and capital gains in cash. Checks for cash dividends and distributions and reinvestment confirmations are usually mailed to shareholders within ten days of the record date. Shareholders may change their option any time before the record date of any distribution by writing to the Fund's transfer agent at Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, (800) 628 4077.

      TAX INFORMATION. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on the income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders provided that the Fund meets the requirements under the Code for a corresponding capital gains dividend paid deduction. As a Texas corporation, the Fund will not be subject to any corporate franchise taxes in Texas as long as it qualifies as an open-end investment company as defined in the Investment Company Act of 1940.

Distributions of the Fund's net investment income are taxable to shareholders (other than those exempt from income tax) as ordinary income whether received in shares or in cash, except to the extent attributable to "qualified dividend income" eligible for the reduced rate of tax on net long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains. Currently, this maximum rate is set at 15%. Distributions of dividend income that are not of "qualified dividend income" under the Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the fair market value thereof on the reinvestment date. Distributions of the Fund's net capital gains ("capital gains dividends") are taxable to shareholders (other than those exempt from income tax) as long-term capital gains whether received in shares or in cash and regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year.

      To the extent that dividends paid by the Fund are attributable to certain types of dividends it receives on its investment assets, dividends paid by the Fund will qualify for the dividends received deduction for corporations.

      Redemption or exchange of Fund shares is a taxable transaction for federal income tax purposes. Redeeming shareholders recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss is a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized on shares held for six months or less is be treated as long-term capital loss to the extent of any amounts received by the shareholder as capital gains dividends with respect to such shares. An exchange of shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for Federal income tax purposes.

      For most types of accounts, the transfer agent will report the proceeds of any redemptions to shareholders and the Internal Revenue Service ("IRS") annually. Shareholders should keep regular account statements to use in determining the gain or loss on the sale of Fund shares.

      Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. Although dividends generally are treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such months and paid in January of the following year are treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders are treated as having received such dividends in the taxable year in which the distribution is actually made.

      Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Each shareholder will also receive, as applicable, various written notices after the close of the Fund's taxable year (i.e., after each June 30th) with respect to certain dividends or distributions that were paid by the Fund to its shareholders during the Fund's prior taxable year.

      By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

      The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences to them of holding and disposing of shares, as well as the effects of state, local and foreign tax laws.

                        SHAREHOLDER SERVICES AND REPORTS

      Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235,
(800) 628 4077, transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. When an initial investment is made in the Fund, an account will be opened for each shareholder on the Fund's books and shareholders will receive a confirmation of the opening of the account. Shareholders receive quarterly statements giving details of all activity in their account and also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

      Shareholders receive annual and semiannual reports with financial statements, as well as proxy statements for shareholders' meetings, if any. The Fund is a series of Common Stock, $.00l par value per share, of Dominion Funds, Inc., a Texas corporation formed on June 5, 1992. The Fund's operations are governed by Articles of Incorporation, a copy of which is on file with the Secretary of State of Texas. The Fund is managed by its Board of Directors pursuant to the Articles of Incorporation. The Articles of Incorporation permit the Board of Directors to issue an unlimited number of shares of Common Stock with respect to the Fund. To date, the Fund is the only series of capital stock of the Company, although the Board of Directors is empowered to designate other series. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or Texas corporate law. A meeting will be called for the election of directors upon the written request of holders of 10% of the Fund's outstanding shares. Shareholders have neither preemptive rights nor cumulative voting rights. The Company will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940. More detailed information concerning the Fund and the Company is set forth in the Statement of Additional Information.

      Any inquiries by shareholders relating to the Fund may be made by calling or writing Paul Dietrich at the Fund at 35955 Huntland Farm Road, Middleburg, VA 20117 (800) 416 2053.

                                 PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

      o     Information we receive about you on applications or other forms;
      o     Information you give us orally; and
      o     Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We also disclose that information to unaffiliated third parties (such as to the investment advisor to the Fund, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

          Investment Advisor                      Transfer Agent                         Distributor
          ------------------                      --------------                         -----------

   Foxhall Capital Management, Inc.            Fund Services, Inc.             Cullum & Burks Securities, Inc.
           1613 Duke Street                   8730 Stony Point Pkwy              13355 Noel Road, Suite 1300,
         Alexandria, VA 22314                       Suite 205                         One Galleria Tower
            (800) 416 2053                      Richmond, VA 23235                   Dallas, Texas 75240
                                                                                        (972) 755 0270
                                                  (800) 628 4077

             Administrator                     Independent Auditors                     Legal Counsel
             -------------                     --------------------                     -------------

      Foundation Management, Inc.               Sanville & Company             Frederick C. Summers, III, P.C.
       35955 Huntland Farm Road            Certified Public Accountants                Attorney at Law
         Middleburg, VA 20117                   1514 Old York Road             8235 Douglas Avenue, Suite 1111
            (800) 416 2053                      Abington, PA 19001                   Dallas, Texas 75225

               Officers                             Directors                             Custodian
               --------                             ---------                             ---------

             Paul Dietrich                   Paul Dietrich, Chairman               First Southwest Company
          Chairman, President                   Douglas W. Powell                  1700 Pacific, Suite 500
                                                                                     Dallas, Texas 75201

THE SHEPHERD LARGE CAP GROWTH FUND                                     Mail check and completed application to:
Account Application                                                    The Shepherd Large Cap Growth Fund
If you need assistance in completing this application,                 P.O. Box 26305
please call 1-800-628-4077 or your broker.                             Richmond, Virginia 23260

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1.    YOUR ACCOUNT REGISTRATION                   (Please Print)
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(Check only one box here to indicate type of registration. Circle the Social Security Number to be used for tax purposes.
If no number circled, the first number provided will be used.)

 Individual                  1. ____________________________________________________________________________________________________
     (use line 1)               First Name                 Initial          Last Name                Social Security Number
         and, if any:        2. ____________________________________________________________________________________________________
                                Right of survivorship presumed, unless tenancy in common indicated.  Social Security Number
 Joint Registrant            3. ___________________________________________________________________________________ as Custodian for
     (use line 2)               Custodian's Name
             OR              4. ___________________________________________________________________________________________under the
                                Minor's Name
 Gift to a  Minor            5. _________________Uniform Gifts to Minors Act._______________________________________________________
     (use lines 3, 4 & 5)       State                                        Minor's Social Security Number

 Corporations, Trusts,       6. ____________________________________________________________________________________________________
      Partnerships & Others     Name of Corporation or Other Entity. If Trust, include date of trust instrument. Taxpayer Ident. No.
     (use lines 6 & 7)       7. ____________________________________________________________________________________________________
                                Name of Trustees to be in Registration                          Date of Trust Agreement

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2.    YOUR ADDRESS                                (Please Print)
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______________________________                       _____________________________________
Street Address                                       Citizenship if not U.S.

______________________________                       (______)_____________________________
City          State    Zip                           Area Code       Home Phone No.

______________________________                       (______)_____________________________
E-Mail Address                                       Area Code       Business Phone No.

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3.    DUPLICATE ADDRESS                  (Please Print)
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_______________________________________________________________________________________
Street Address

_______________________________________________________________________________________
City                                        State                      Zip

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4.    YOUR INVESTMENT                                                                                                 Minimum $1,000
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(You may elect to utilize both options to save time at a later date.)

BY MAIL: Enclosed is a check payable to Shepherd Large Cap Growth Fund in the amount of         $________.

BY MAIL: Enclosed is a check payable to Cash Account Trust in the amount of                     $________.

BY WIRE: Call 1-800-628-4077 to obtain account number and wiring instructions.                  $________.

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5.    DISTRIBUTION OPTION PLAN - If no box is checked, all distributions will be reinvested.
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All distributions to be paid in cash.

All distributions to be reinvested.

Income dividends will be paid in cash & capital gains distributions reinvested.

Capital gains distributions will be paid in cash & dividends reinvested.

I authorize the Fund to mail any cash distributions to my bank account. (Complete Bank Information in Section 6A)

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6.    SHAREHOLDER PRIVILEGES - Please Print or Type
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A.    Automatic Investment Plan     (Please check box if you wish to establish)

      I(We) authorize the Fund to deduct $________________ from my (our) bank account* on or about the 5th day of each month

      Set up charge:     Please debit my account $5.00                                                        20th day of each month

                         I enclose a check for $5.00                                    (20th will be selected if no box is checked)

      Bank Account Information*

      ______________________________________________________________________________________________________________________________
      Depositor's Bank                    Name of Depositor                  Joint Depositor                          Account Number

      ______________________________________________________________________________________________________________________________
      Bank Address                        City              State            Zip Code               Bank Number

      ______________________________________________________________________________________________________________________________
      Depositor's Signature               Date              Joint Depositor Signature (if any)      Date

      Checking          Savings           Other                      * Attach your voided unsigned check or preprinted deposit slip.

As a  convenience  to me, you are hereby  requested  and  authorized  to pay and charge to my account  debits drawn on my account as indicated  above.  This  authority is to remain in effect until  revoked by me in writing or by  telephone  instructions.  Until you actually  receive such notice,  I agree you shall be fully  protected in honoring any such debit.  I further  agree that if any such debit be  dishonored,  whether with or without cause and whether  intentionally  or  inadvertently,  you shall be under no liability whatsoever.


____________________________________________                                            ____________________________________________
Signature of Investor                                                                       Signature of Investor (if joint account)

B.    Telephone Transaction Privileges

      Telephone Redemption Privilege:  I(We) authorize the Fund, upon receipt of instructions received by telephone from any person, to redeem shares from my (our) account;  to make checks payable as account is registered and mail to address of record or wire the proceeds of  redemption  to my (our)  commercial  bank account as  indicated  in the Bank  Account  Information  following
      Subsection A above.

      Telephone Exchange Privilege: I hereby authorize the Fund to redeem, upon my request,  shares from my account and transmit the proceeds directly to the Cash Account Trust. Call 1-800-628-4077 to switch from the Fund into the Cash Account Trust.

      Telephone  Purchase  Privilege (New shares will carry the same registration as original shares.) I(We) understand and agree to hold harmless the Fund, its respective investment advisors, distributors and transfer agents, and the officers, directors, employees and agents thereof against any liability,  damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

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7.    DEALERS AND ADVISORS ONLY
------------------------------------------------------------------------------------------------------------------------------------
(If certification below is executed duplicate transaction advices will be sent to the address indicated below.)


____________________________________________________________________________________________________________________________________
Print Name                                                      Telephone Number                              Dealer Number if known

____________________________________________________________________________________________________________________________________
Company Name

____________________________________________________________________________________________________________________________________
Address

____________________________________________________________________________________________________________________________________
City                                                            State                   Zip Code


I would like to receive duplicate transaction statements:   _______________________________________________________
                                                            Registered Representative's Signature

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8.    YOUR SIGNATURE
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The  undersigned  warrants that he/she/it has full authority and is of legal age to purchase shares of the Fund. The Undersigned has received and read a current  Prospectus of the Fund and agrees to its terms. The Fund's Transfer Agent will not be liable for acting upon  instructions it believes are genuine.  Under penalties of perjury,  the undersigned whose Social Security (Tax I.D.) Number is shown above certifies that (i) the number is his/her/its  correct taxpayer  identification  number,  and (ii) the undersigned is not subject to backup withholding  because:  (a) the undersigned is exempt from backup withholding,  or (b) the undersigned has not been notified by the Internal  Revenue  Service (IRS) that he/she/it is subject to backup  withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified he/she/it that he/she/it is no longer subject to backup withholding.


X ____________________________                              X_____________________________                   _______________________
  Individual (or Custodian)                                 Joint Registration, if any                       Date


X ____________________________                              X_____________________________                   _______________________
  Corporate Officer, Trustee, etc.                          Title                                            Date

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more details on other aspects of the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

SHAREHOLDER REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain free copies of the Fund's Annual Report, Semi-Annual Report, and SAI, or to request other information about the Fund or make shareholder inquiries, contact the Fund:

                       The Shepherd Large Cap Growth Fund
                   (formerly The Dominion Insight Growth Fund)
                            35955 Huntland Farm Road
                              Middleburg, VA 20117
                                 (800) 416 2053

The SAI, the Fund's Annual and Semi-Annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

SEC file number 811-6727

                       STATEMENT OF ADDITIONAL INFORMATION

                                 ________, 2005

                       THE SHEPHERD LARGE CAP GROWTH FUND
                     (formerly DOMINION INSIGHT GROWTH FUND)
                            35955 Huntland Farm Road
                              Middleburg, VA 20117
          Telephone (800) 416 2053 for Shareholder Account Information

      The Shepherd Large Cap Growth Fund (formerly Dominion Insight Growth Fund) (the "Fund") is a diversified open-end mutual fund that seeks only capital appreciation. The Fund will invest primarily in equity securities that the investment advisor believes have a good potential for capital growth. When the investment advisor believes that prevailing market conditions dictate a temporary defensive position, however, the Fund may invest its assets in U.S. Government securities and other senior securities or in short-term interest bearing securities.

      This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated ________, 2005, which may be obtained free of charge from the Fund at the above address or by calling the above telephone number. This Statement of Additional Information contains additional and more detailed information about the Fund's operations and activities than that set forth in the Prospectus.

                         SHEPHERD LARGE CAP GROWTH FUND
                     (formerly DOMINION INSIGHT GROWTH FUND)
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

THE FUND AND THE COMPANY.......................................................1

INVESTMENT POLICIES AND RESTRICTIONS...........................................1

PORTFOLIO HOLDINGS INFORMATION.................................................3

MANAGEMENT AND ADVISORY SERVICES...............................................3

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................6

MANAGEMENT OF THE FUND.........................................................7

PORTFOLIO MANAGER..............................................................9

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP................................9

PURCHASE OF SHARES OF THE FUND.................................................9

NET ASSET VALUE DETERMINATION.................................................11

THE DISTRIBUTOR...............................................................11

REDEMPTION OF SHARES..........................................................11

INCOME DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS.............................12

PROXY VOTING GUIDELINES.......................................................12

CALCULATION OF PERFORMANCE DATA...............................................12

CUSTODIAN.....................................................................13

LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............13

REGISTRATION STATEMENT........................................................13

FINANCIAL STATEMENTS..........................................................13

                            THE FUND AND THE COMPANY

      The Fund is an open-end diversified management investment company. The Fund is a series of shares of common stock, $.00l par value, of Dominion Funds, Inc. (the "Company"), which was formed as a Texas corporation on June 5, 1992. The Fund changed its name from Dominion Insight Growth Fund to Shepherd Large Cap Growth Fund in January 2002.

      The Articles of Incorporation of the Company permit the Board of Directors of the Company to designate one or more series of common stock, each series to have such relative rights and privileges as the Board of Directors shall determine. The only series currently designated is the Fund. The directors are also empowered by the Articles of Incorporation to designate additional series and issue shares with respect thereto. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

      Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. Shares of the Fund are fully paid and nonassessable when issued and share equally in dividend and other distributions of the Fund, and in the event of liquidation are entitled to receive equal shares of the net assets of the Fund. The Fund does not contemplate holding regular meetings of shareholders to elect directors or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of directors by a vote of a majority of the shares present and voting at such meeting.

      Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

      As stated in the Prospectus, the Fund's only investment objective is capital appreciation. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval. The Prospectus discusses the types of securities in which the Fund invests. The following discussion of investment restrictions supplements that set forth in the Prospectus.

      The Fund has adopted a policy to invest, under normal circumstances, at least 80% of its assets in common stocks of large cap companies that the Fund's investment advisor believes have a good potential for capital growth. For purposes of this investment policy, the Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500(R), and defines "assets" as net assets, plus the amount of any borrowings for investment purposes. The Fund has also adopted a policy to provide its shareholders with at least 60 days prior notice of any change in this investment policy, which notice will be provided in plain English in a separate written document and will contain the following prominent statement, or similar clear and understandable statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". Such statement also will appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to investors, then the statement will appear either on the notice or on the envelope in which the notice is delivered.

      As indicated in the Prospectus, the Fund is subject to certain policies and restrictions which may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Without such shareholder approval, the Fund may not:

1. Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

2. Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.

3. Change the Fund's investment objective, or invest, under normal circumstances, less than 65% of the value of the Fund's total assets in equity securities which management believes have a good potential for capital growth.

4. Purchase or sell real estate or other interests (including limited partnership interests) in real estate, except that the Fund may purchase or sell securities of issuers that invest or deal in real estate provided such securities are readily marketable.

5. Write, purchase or sell put options, straddles, spreads or combinations thereof or deal in commodities, or write, purchase or sell call options unless the conditions imposed by Rule 260.140.85(b)(1) of the California Blue Sky Regulations are met.

6. Make loans (the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities is not considered to be a loan).

7.    Purchase securities on margin or sell short.

8. Purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets.

9. Borrow money, except that, as a temporary measure for extraordinary or emergency purposes, and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets.

10. Mortgage or pledge any security owned or held by the Fund, except in connection with item number 8 above.

11. Participate on a joint or a joint and several basis in any trading account in securities.

12.   Invest in companies for the purpose of exercising control of management.

13. Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

14. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors), or securities of any company that are restricted as to disposition, if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets taken at market value.

15. Purchase or retain the securities of any issuer if those officers and directors of the Fund, its investment adviser or affiliates owning individually more than 2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

16. Purchase any interests in oil, gas or other mineral leases or development or exploration programs, except that the Fund may purchase or sell securities of issuers that invest in or deal in oil, gas or minerals.

17. Purchase investments that are not readily marketable, including securities and other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation, if such investments exceed 15% of net assets at the time of purchase.

18.   Issue senior securities.

19. Purchase or sell commodities or commodity contracts including futures contracts.

20. Invest more than 5% of the value of the Fund's net assets in warrants. Included within such limitation, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange.

21. Invest more than 10% of the value of the Fund's net assets at the time of purchase in foreign securities (i. e., the securities of foreign issuers or obligors), which investment must be made solely through the purchase of United States Dollar denominated American Depository Receipts sponsored by domestic banks or their correspondent banks.

      The portfolio turnover rate increased from 258.84% for the fiscal year ended June 30, 2004 to 487.33% for the fiscal year ended June 30, 2005 because of severe sector rotation in the market caused by increases in the Federal Reserve lending rates.

                         PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Fund are subject to portfolio holdings disclosure policies. These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments that the Fund holds. These portfolio holdings disclosure policies have been approved by the Fund's Board of Directors. The Fund discloses its portfolio holdings at the same time to all persons. Everyone has the same timely disclosure of the holdings with respect to any other person.

Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Pursuant to the Fund's portfolio holdings disclosure policies, information about the Fund's portfolio holdings is not distributed to any person unless:

      o The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

      o The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

      o The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to Fund Services, Inc. and the Fund's Board of Directors, attorneys or accountants who are subject to confidentiality provisions or have a duty of confidentiality;

      o The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

      o The disclosure is made with the prior written approval of the Fund's President upon such terms and conditions deemed appropriate.

                        MANAGEMENT AND ADVISORY SERVICES

      Investment Advisor. As stated in the Prospectus, the Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Foxhall Capital Management, Inc. (the "Advisor"). The Advisory Agreement was effective November 1, 1999. The Advisor supervises the Fund's investments and conducts its investment program. The Advisory Agreement provides that the Advisor will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations, and (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers. For such services the Advisor receives an annual investment advisory fee equal to 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The Fund incurred fees payable to the Advisor in the amounts of $32,231, $50,372 and $57,243, respectively, for the fiscal years ended June 30, 2003, 2004 and 2005.

      On September 2, 2005, the Board of the Directors of the Fund approved the continuance for one additional year of the Fund's investment advisory agreement dated November 1, 1999 (the "Advisory Agreement") with the Advisor. In connection with such approval, the Board of Directors considered such matters as it considered relevant, including the ongoing marketing strategy of the Advisor to increase the size of the Fund.

      The Advisor was formed in 1986. Paul Dietrich owns 100% of the equity in Eton Court Asset Management, Ltd. ("Eton Court"), which owns 100% of the Advisor. Foundation Management, Inc. serves as the Administrator of the Fund. Paul Dietrich owns 100% of the equity in the Administrator. Mr. Dietrich is President/Managing Director of Eton Court. Eton Court was formed in 1999. Besides the Advisor, Eton Court also owns a majority interest in Peress Investment Advisors, Ltd. Mr. Dietrich was the Founder of Meridian Emerging Markets, Ltd., one of the leading providers of global emerging markets company financial information. With offices in New York, Boston, London and Princeton, Meridian collects, compiles, and distributes fundamental financial data on all of the largest publicly traded companies in over 56 emerging markets. Mr. Dietrich has also been an investment adviser to a Bermuda-based, offshore investment fund. He is an international corporate attorney and was formerly associated with two Washington, DC law firms, Squire, Sanders & Dempsey, and Jones, Day, Reavis & Pogue.

      The Advisor also performs investment advisory services for individual and institutional accounts (the "private accounts"). Although the overall investment objective of the Fund may differ from the objectives of the private accounts served by the Advisor, in certain instances there may be securities which are suitable for the portfolio of the Fund as well as for one or more of the private accounts. At times, therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other private accounts. To the extent that the Fund and one or more of the private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases the purchase and sale transactions are allocated among the Fund and the private accounts in a manner believed by the management of the Advisor to be equitable to each.

      Both the Fund and the Advisor have adopted Codes of Ethics. The Code of Ethics of the Advisor does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from trading in any security if he or she knows that, within the last week, the security was either recommended for purchase or sale or actually purchased or sold by the Advisor for the Fund, subject to certain limited exceptions. The Code of Ethics of the Fund does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from purchasing any security within 15 days before or after the sale by the Fund of such security, or selling any security within 15 days before or after the purchase by the Fund of such security, if he or she is aware of the purchase or sale by the Fund. The Distributor has not adopted a Code of Ethics because it is not an affiliate of the Fund or the Advisor, and because none of its directors or officers is a director or officer of the Fund or the Advisor.

      Administrator. Foundation Management, Inc. (the "Administrator") has entered into an Administration Agreement (the "Administration Agreement") with the Fund pursuant to which the Administrator is responsible for the overall management and administration of the Fund. The Administration Agreement was effective August 31, 2001. The Administrator is owned by Paul Dietrich and the Advisor is owned by Eton Court. The Fund pays the Administrator an annual administration fee equal to 1.25% of the Funds average daily net assets, computed daily and paid on a monthly basis. Except as provided in this paragraph, the Administrator pays all operating costs of the Fund, including office space, custodian and transfer agent fees, administrative, clerical, record keeping, bookkeeping, legal (non-litigation), auditing and accounting expenses, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Fund permits to be used as sales literature), fees and expenses of directors of the Company, and the costs, including filing fees, of renewing or maintaining registration of Fund shares under federal and state law. The Fund pays the investment advisory fee and the administration fee, interest, taxes, the cost of brokerage incurred in connection with execution of securities transactions, litigation expenses and indemnification paid to advisors of the Fund and officers and directors of the Company. The costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statement under the Securities Act of 1933 and Investment Company Act of 1940 were paid by the Fund.

      12b-1 Distribution Plan. The Board of Directors has approved a Distribution Plan on behalf of the Fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual Fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the Fund except pursuant to a plan approved on behalf of the Fund under the Rule. The Plan, as approved by the Board of Directors, allows the Fund and the Administrator to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses.

      Under the Plan, if the payment of administration fees by the Fund to the Administrator is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Administrator may use its administration fee revenue, as well as its past profits or its other resources, to pay the Distributor for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. In addition, the Plan provides that the Administrator, directly or through the Distributor, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Directors has authorized such payments for shares.

      Prior to approving the Plan, the Board of Directors carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Board of Directors noted that the Plan does not authorize payments by the Fund other than those made to the Administrator under its management contract with the Fund. To the extent that the Plan gives the Administrator and the Distributor greater flexibility in connection with the distribution of Fund shares, additional sales of Fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

      The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

      The Distributor may compensate intermediaries that satisfy certain criteria established from time to time by the Distributor relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

      Administrative Services. The Fund has entered into an administrative services agreement with Commonwealth Shareholder Services, Inc. an affiliate of Fund Services, Inc., the Fund's transfer agent. The agreement provides that, subject to the direction and control of the Board of Directors of the Fund, Commonwealth Shareholder Services, Inc. shall manage all aspects of the Fund's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Fund, and oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund. All costs associated with such services performed by Commonwealth Shareholder Services, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

      Accounting Services. The Fund has entered into an accounting services agreement with Commonwealth Fund Accounting, Inc. an affiliate of Fund Services, Inc., the Fund's transfer agent. All costs associated with such services performed by Commonwealth Fund Accounting, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

      Transfer Agent. Fund Services, Inc. serves as transfer agent for the purpose of recording the transfer, issuance and redemption of shares of the Fund, transferring shares of the Fund, disbursing dividends and other distributions to shareholders, mailing shareholder information and receiving and responding to various shareholder inquiries. All costs associated with such services performed by Fund Service, Inc. are required to be paid by the Administrator pursuant to the Administration Agreement.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by the Advisor. In selecting brokers and in negotiating commissions, the Advisor considers the broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the firm, and research services provided, if any. The Advisory Agreement specifically provides that in placing portfolio transactions for the Fund, the Advisor may agree to pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Advisory Agreement.

      Since inception of the Fund, all or substantially all brokerage commissions in connection with its portfolio business have been paid to its Distributor. The Fund anticipates the Advisor will place all or substantially all orders for the Fund's portfolio securities transactions through its Distributor. In connection with its duties to arrange for the purchase and sale of portfolio securities, the Advisor will select Distributor as broker-dealer only if, in the Advisor's judgment, it will implement the Fund's policy to achieve best qualitative execution. Consistent with the rules of the National Association of Securities Dealers regulation, the Advisor will allocate transactions to such broker-dealer only when it reasonably believes that the commissions and transaction quality are comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution available and such other policies as the Board of Directors may determine.

      During the fiscal year ended June 30, 2005, brokerage commissions paid by the Fund were higher than in either of the two prior fiscal years primarily due to higher portfolio turnover.

      The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commissions paid to affiliates of the Fund with respect to securities transactions effected on a securities exchange must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Advisor to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

                             MANAGEMENT OF THE FUND

Management Information

      The following information is provided with respect to the directors and officers of the Company:

Interested Directors

                                                 Term of                                                                Other
                               Position        Office and                                                           Directorships
           Name,               Held with        Length of                   Principal Occupation(s)                    Held by
      Address and Age            Fund          Time Served                    During Past 5 Years                      Director
------------------------------------------------------------------------------------------------------------------------------------
Paul Dietrich                Chairman,      Indefinite term;   President and Managing Director of Eton Court
35955 Huntland Farm Road     President,     Director since     Asset Management, Ltd. ("Eton Court") (parent of          None
Middleburg, VA 20117         Director       2001; Chairman     Foxhall Capital Management, Inc., the Fund's
Age: 56                                     since 2002;        investment adviser) and President of Foundation
                                            President since    Management, Inc., the Fund's administrator (1999
                                            2003               - present).

Non-Interested Directors

                                                 Term of                                                                Other
                               Position        Office and                                                           Directorships
           Name,               Held with        Length of                  Principal Occupation(s)                     Held by
      Address and Age            Fund          Time Served                   During Past 5 Years                      Director
------------------------------------------------------------------------------------------------------------------------------------
Douglas W. Powell            Director       Indefinite term;   Registered representative of New Investor World
4101 McEwen                                 Director since     Incorporated (2000 - present); COO/CFO NIW               None
Suite 110                                   1999               Holdings, Inc. (2002 - Present); CEO Rushmore
Dallas, TX 75244                                               Investment Management Corp. (2001 -2002);
Age: 65                                                        Chairman and Chief Executive Officer of
                                                               Northstar
                                                               Financial Group (1995 - 2001).

Board of Directors

      The Board of Directors of Dominion Funds, Inc. oversees and reviews the Fund's management, administrator and other companies who provide services to the Fund to ensure compliance with investment policies.

      There are no standing committees of the Board of Directors.

      The following table sets forth the dollar range of equity securities beneficially owned by each director in (i) the Fund, and (ii) on an aggregate basis, in any registered investment companies overseen by the director within the same family of investment companies as the Fund:

                                                                                Aggregate Dollar Range of Equity
                                                                                  Securities in All Registered
                                                                                Investment Companies Overseen by
                                  Dollar Range of Equity Securities in the      Director in Family of Investment
        Name of Director                            Fund                                   Companies
------------------------------------------------------------------------------------------------------------------
Douglas W. Powell                                   None                                      N/A
Paul Dietrich                                 $10,001 - $50,000                               N/A

Compensation

      The following information is provided for all directors of the Fund and for all members of any advisory board who received compensation from the Fund, and for each of the highest paid executive officers or any affiliated person of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year exceeding $60,000:

                                                           Pension or                           Total Compensation
                                    Aggregate         Retirement Benefits      Estimated        From Fund and Fund
                                Compensation From      Accrued As Part of   Annual benefits      Complex Paid to
  Name of Person, Position           Fund (1)            Fund Expenses      Upon Retirement         Directors
--------------------------------------------------------------------------------------------------------------------
Douglas W. Powell, Director           $900                    0                    0                  $900

Paul Dietrich, Director                 0                     0                    0                    0

      (1) All compensation shown was paid during the last fiscal year and was paid by the Administrator. The Fund does not pay, nor is it obligated to pay, such compensation shown.

                                PORTFOLIO MANAGER

      As previously stated in the prospectus, Mr. Dietrich is the Portfolio Manager for the Fund and serves as Chairman and Managing Director of the Advisor.

      The following provides information regarding other accounts managed by Mr. Dietrich as of June 30, 2005:

                                                                           Number of Accounts     Assets in Accounts
                                                                           for which Advisory     for which Advisory
                              Total Number of        Total Assets in         Fee is Based on        Fee is Based on
  Category of Account        Accounts Managed        Accounts Managed          Performance            Performance
----------------------------------------------------------------------------------------------------------------------
Other Registered                    0                      0                       0                      0
Investment Companies

Other Pooled Investment             0                      0                       0                      0
Vehicles

Other Accounts                     549                $144,896,057                 0                      0

      Mr. Dietrich's compensation as the Fund's Portfolio Manager is paid as a fixed salary from the Advisorl, plus a bonus based on the total net increase in assets under management of the Advisorl. He does not receive any separate compensation or bonuses for managing the Fund. Mr. Dietrich does not receive deferred compensation and does not have a retirement plan as part of his compensation.

      The Advisor does not anticipate that any material conflicts will arise out of Mr. Dietrich's management of the Fund and other accounts.

      As of June 30, 2005 Mr. Dietrich beneficially owned shares of the Fund in the dollar range of $10,001-$50,000.

                 PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

      Principal shareholders are persons who own of record, or are known by the Fund to beneficially own, 5% or more of the outstanding shares of the Fund. As of June 30, 2005, there were no principal shareholders of the Fund.

      As of June 30, 2005, all directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Fund.

                         PURCHASE OF SHARES OF THE FUND

      As stated in the Prospectus, shares of the Fund can be purchased through broker-dealers who have sales agreements with the Fund's Distributor, Cullum & Burks Securities, Inc. Shares of the Fund are sold at the net asset value per share as determined at the close of business of the New York Stock Exchange next occurring after the purchase order is received and accepted by the Fund plus the applicable sales charge. The Prospectus contains detailed information about the purchase of shares.

Certain Purchasers

      Purchases of the Fund's shares at net asset value, without sales load, may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans), (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor, or any affiliated company thereof, (f) the Fund's Adviser, Distributor, or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor, or its affiliates, (h) advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of broker-dealers that have entered into sales agreements with the Distributor, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of 1940, who have for-fee clients, and who have directed their for-fee clients to the Fund, (k) any shareholders of the Fund as of March 1, 2002 so long as they continue to be shareholders of the Fund or the CAT Portfolio by exercise of the Fund's exchange privilege, (l) shareholders of the Fund solely with respect to their reinvestment of dividends and distributions from the Fund, (m) shares exchanged in accordance with the Fund's exchange privilege, (n) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (o) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, (p) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund, (q) sales to broker-dealers who conduct their business with their customers principally through the Internet or on a discount basis and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund,
(r) sales through a broker-dealer to its customer under an arrangement in which the customer pays the broker-dealer a fee based on the value of the account, in lieu of transaction based brokerage fees, and (s) investors who participate in certain broker-dealer wrap accounts or similar fee based programs. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

Dealer Reallowance

      The following table sets forth the amount of dealer reallowance of the sales charge as a percentage of the public offering price of the Fund's shares:

                                                     Sales         Dealer
Amount of Investment                                 Charges       Reallowance

Less than $100,000                                   4.75%         4.00%
$100,000 but less than $250,000                      3.75%         3.00%
$250,000 but less than $500,000                      2.75%         2.25%
$500,000 but less than $1,000,000                    2.25%         2.00%
$1,000,000 or more                                   None          None

      Wholesale fees of up to .75% may be paid from the sales charges to Freedom Financial, Inc., an NASD broker-dealer. From time to time, the Distributor may reallow up to the entire amount of the applicable sales charge, as shown in the above table, to selected dealers and brokers who sell Fund shares. During periods when substantially the entire sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Fund receives the entire net asset value of all shares sold. The Distributor retains the sales charge from which it allows discounts from the applicable public offering price to dealers and brokers that are uniform for all dealers and brokers in the United States and its territories. The Distributor may also pay amounts equal to the applicable reallowance, as shown in the above table, to selected institutions to compensate such institutions for their services in connection with the purchase of Fund shares and servicing of shareholder accounts.

                          NET ASSET VALUE DETERMINATION

      As stated in the Prospectus, the net asset value of Fund shares is determined once daily as of the close of business on the New York Stock Exchange (currently 4:00 pm. New York City time), Monday through Friday, except on (i) days on which changes in value of the Fund's portfolio securities will not materially affect the net asset value of shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund are received; or (iii) customary national holidays on which the New York Stock Exchange is closed. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Company's Board of Directors.

                                 THE DISTRIBUTOR

      On July 15, 2002, the Fund entered into a Distribution Agreement with Cullum & Burks Securities, Inc. (the "Distributor"), 13355 Noel Road, Suite 1300, Dallas, Texas 75240, pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public.

      Shares of the Fund are offered on a continuous basis through the Distributor. Pursuant to the Distribution Agreement, the Distributor serves as exclusive agent for the sale of the shares of the Fund and has agreed to use its best efforts to sell such shares, either directly or through securities dealers.

      In connection with the distribution of the Fund's shares, the Distributor received underwriting commissions of $29,761, $53,570 and, $53,942, respectively, for the fiscal years ended June 30, 2003, 2004 and 2005, all of which was retained by the Distributor.

                              REDEMPTION OF SHARES

      Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. Subject to certain exceptions set forth in the Prospectus, payment will be made within seven days of the Fund's receipt of a valid redemption request. The value of the Fund shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. The Prospectus describes the requirements and procedures for the redemption of shares.

      Shares are normally redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under the Section "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined.

      The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or
(3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

                INCOME DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

      It is the policy of the Fund to make at least annual distributions of substantially all of its investment income and at least annual distributions of any net realized capital gains. Distributions reflecting capital gains realized during each fiscal year ended June 30 normally are declared and payable to shareholders in the subsequent fiscal year. Distributions reflecting investment income received during the fiscal year ended June 30 normally are made during the current and subsequent fiscal year.

      All investors who do not elect otherwise will have all of their income dividends and capital gains distributions reinvested in additional Fund shares, at net asset value as described under "Distributions and Taxes-Reinvestment of Distributions" in the Prospectus. Shareholders who desire to receive their dividends and distributions in cash may so elect on their account applications or by written notice to the Fund.

                             PROXY VOTING GUIDELINES

      The Fund has delegated its proxy voting process to the Advisor, subject to the supervision of the Board of Directors. The Advisor generally votes in accordance with management's recommendations. If the Advisor believes management is not acting on behalf of the best interests of the Fund and its shareholders, the Advisor will not vote with management



      In situations where there is a conflict of interest between the interests of Fund shareholders, on the one hand, and those of the Advisor, Distributor, or any affiliated person of the Fund, the Advisor or Distributor, on the other, the Advisor will resolve the conflict in favor of the Fund.

      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge, upon request by calling toll-free, (800) 416 2053, and by accessing SEC's Internet Web site (http://www.sec.gov).

                         CALCULATION OF PERFORMANCE DATA

The Fund may publish certain performance figures in its prospectus. These performance figures may include average annual total return figures.

Average Annual Total Return

Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return (before and after taxes) if the Fund's performance had been constant over the entire period, and is computed according to the following formulas:

P(1+T)^n = ERV

Where:   P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years in the base period.

         ERV = ending redeemable value of the hypothetical
               $1,000 payment made at the beginning of the base period assuming reinvestment of all dividends and distributions.

Average Annual Total Return(after taxes on distributions)

P(1+T)^n = ATV
              D

              Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.
         n = number of years in the base period.
         ATV = ending value of the hypothetical $1,000 payment made at the
            D beginning of the base period, after taxes on the Fund's distributions but not after taxes on redemption.

Average Annual Total Return(after taxes on distributions and redemptions)

P(1+T)^n = ATV
              DR

Where:   P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years in the base period.

         ATV   = ending value of the hypothetical $1,000 payment made at the
            DR beginning of the base period, after taxes on the Fund's distributions and redemption.

All performance figures are based on historical results and are not intended to indicate future performance.

                                    CUSTODIAN

      First Southwest Company, 1700 Pacific, Suite 500, Dallas, Texas 75201, is the custodian of the Fund. The custodian deposits securities of the Fund with a trust company that acts as a securities depository. The custodian, among other things, attends to the collection of dividends and payment for and collection of proceeds of securities bought and sold by Fund.

         LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Counsel to the Fund is Frederick C. Summers, III, P.C., Attorney at Law, 8235 Douglas Avenue, Suite 1111, Dallas, Texas 75225.

      The independent auditor for the Fund is Sanville & Company, Certified Public Accountants, 1514 Old York Road, Abington, PA 19001.

                             REGISTRATION STATEMENT

      There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement, as it may be amended from time to time, and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS

      The Fund's audited financial statements and notes thereto are incorporated by reference to the Fund's Annual Report for the fiscal year ended June 30, 2005, located at Item 1 of Form N-CSR filed with the Securities and Exchange Commission on August 31, 2005.

                          DOMINION INSIGHT GROWTH FUND
                            PART C: OTHER INFORMATION

Item 23  Exhibits

         Exhibit a         Articles of Incorporation (i)
         Exhibit b         Bylaws (i)
         Exhibit c         Specimen Share Certificate (i)
         Exhibit d         Investment Advisory Agreement (iii)
         Exhibit e(1)      Distribution Agreement between Dominion Funds, Inc.
                           (Shepherd Fund Series) and Cullum & Burks
                           Securities, Inc. (vii)
                  (2)      Form of Dealer Selling Agreement between Cullum &
                           Burks Securities, Inc. and selected dealers (vii)
         Exhibit f         Not Applicable
         Exhibit g(1)      Custody Agreement with First Southwest Company (vii)
                  (2)      Participant's Agreement with The Depository Trust
                           Company (i)
         Exhibit h(1)      Administration Agreement between Dominion Funds, Inc.
                           and Foundation Management, Inc. (v)
                  (2)      Transfer Agent Agreement between Dominion Funds, Inc.
                           and Fund Services, Inc. (vi)
                  (3)      Omnibus Account Services Agreement (ii)
                  (4)      Accounting Services Agreement between Dominion Funds,
                           Inc. and Commonwealth Fund Accounting, Inc. (vi)
                  (5)      Administrative Services Agreement between Dominion
                           Funds, Inc. and Commonwealth Shareholder Services,
                           Inc. (vi)
         Exhibit i         Opinion and Consent of Frederick C. Summers, III,
                           A Professional Corporation (iii)
         Exhibit j(1)      Consent of Sanville & Company, Certified Public
                           Accountants
         Exhibit j(2)      Consent of Frederick C. Summers, III, A Professional
                           Corporation
         Exhibit k         Not Applicable
         Exhibit l         Subscription Agreement (i)
         Exhibit m(1)      Distribution Plan of Dominion Funds, Inc. (i)
                  (2)      Dealer Assistance Agreement (i)
                  (3)      Bank Shareholder Services Agreement (i)
         Exhibit n         Not Applicable
         Exhibit p(1)      Code of Ethics of the Fund (iv)
         Exhibit p(2)      Code of Ethics of the Advisor (iv)

(i) Previously provided--filed with original registration statement on July 21, 1992.

(ii) Previously provided--filed with post-effective amendment 6 to the registration statement on November 20, 1996.

(iii) Previously provided--filed with post-effective amendment 11 to the registration statement on November 1, 1999.

(iv) Previously provided--filed with post-effective amendment 12 to the registration statement on September 14, 2000.

(v) Previously provided--filed with post-effective amendment 13 to the registration statement on August 31, 2001.

(vi) Previously provided--filed with post-effective amendment 14 to the registration statement on February 15, 2002.

(vii) Previously provided--filed with post-effective amendment 15 to the registration statement on October 29, 2002.

Item 24  Persons Controlled by or under Common Control with Registrant

         None.

Item 25  Indemnification

Provisions of the Registrant's Articles of Incorporation and Bylaws relating to indemnification of the Registrant's directors and employees are included as Exhibits a and b to the Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26  Business and Other Connections of Investment Advisor

(a) Foxhall Capital Management, Inc. (the "Advisor") serves as the investment advisor of the Registrant. The Advisor also performs investment advisory services for individual and institutional accounts.

(b) The following information is provided with respect to each director or officer of the Advisor:

Paul Dietrich, Chairman & Managing Director

Mr. Dietrich was the Founder of Meridian Emerging Markets, Ltd., one of the leading providers of global emerging markets company financial information. With offices in New York, Boston, London and Princeton, Meridian collects, compiles, and distributes fundamental financial data on all of the largest publicly traded companies in over 56 emerging markets. Mr. Dietrich has also been an investment adviser to a Bermuda-based, offshore investment fund. He is an international corporate attorney and was formerly associated with two Washington, DC law firms, Squire, Sanders & Dempsey, and Jones, Day, Reavis & Pogue.

Robert LoPinto, Director

Mr. LoPinto is the President and Founder of TriCapital Corporation, an investment banking firm focused on middle market transactions, including buyouts, growth financings, and M&A.

(c) The principal business addresses of the Advisor is 1613 Duke Street, Suite 200 Alexandria, Virginia 22314.

Item 27  Principal Underwriters

         (a) Not Applicable

         (b) Not Applicable

         (c) The following information is provided with respect to the fiscal year ended June 30, 2005:

                                  Net Underwriting       Compensation on
                                    Discounts and         Redemption and           Brokerage
 Name of Principal Underwriter       Commissions           Repurchases            Commissions      Other Compensation
----------------------------------------------------------------------------------------------------------------------
Cullum & Burks Securities, Inc.        $53,942                 None                $114,795               None

Item 28 Location of Accounts and Records

      The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

      (a) Shareholder records are maintained by the Registrant's transfer agent, Fund Services, Inc., 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

      (b) All other accounting records of the Registrant are maintained at the offices of Commonwealth Fund Accounting, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

Item 29  Management Services

      The Registrant has entered into a custody agreement with First Southwest Company, pursuant to which it acts as custodian and clearing agent for the Fund. First Southwest Company has in turn entered into a Participant's Agreement with The Depository Trust Company, pursuant to which it acts as depository for the Fund's securities.

      The Registrant has no other management-related service contract which is not discussed in Part A or Part B of this form and which is required to be disclosed in this Item 29.

Item 30 Undertakings

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas and State of Texas, on the 2nd day of September, 2005.

                                               DOMINION FUNDS, INC.


                                               By: /s/ Paul Dietrich
                                                   ---------------------
                                                       Paul Dietrich,
                                                       President

      Pursuant to the Requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Paul Dietrich         President (Principal Executive       September 2, 2005
----------------------    Officer and Principal Financial
Paul Dietrich             Accounting Officer) and Director


/s/ Douglas W. Powell     Director                             September 2, 2005
---------------------
Douglas W. Powell


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